UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2006

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13531	75-2721454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2001 Ross Avenue
Suite 3400
Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (214) 863-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On November 2, 2006, Trammell Crow Company issued a press release announcing its financial results for the third quarter and first nine months of 2006.  A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated November 2, 2006
99.2	Statements of Income for the Three and Nine Months Ended September 30, 2006 and 2005
99.3	Balance Sheet as of September 30, 2006 and December 31, 2005
99.4	Summarized Operating Data by Segment for the Three and Nine Months Ended September 30, 2006 and 2005
99.5	Other Data as of September 30, 2006 and December 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: November 2, 2006	By:	/s/ J. CHRISTOPHER KIRK
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated November 2, 2006
99.2	Statements of Income for the Three and Nine Months Ended September 30, 2006 and 2005
99.3	Balance Sheet as of September 30, 2006 and December 31, 2005
99.4	Summarized Operating Data by Segment for the Three and Nine Months Ended September 30, 2006 and 2005
99.5	Other Data as of September 30, 2006 and December 31, 2005